SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  September 10, 2002

CIRCUIT CITY STORES, INC.
(Exact name of registrant as specified in its charter)

Virginia
(State or other jurisdiction of incorporation or organization)

001-05767	54-0493875
(Commission	(I.R.S. Employer
File No.)	Identification No.)

9950 Mayland Drive, Richmond, Virginia 23233
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:

(804) 527-4000

ITEM 5.    OTHER EVENTS

On September 10, 2002, Circuit City Stores, Inc., a Virginia corporation (the “Company”), issued a press release announcing that the Company’s shareholders approved the separation of the CarMax Group from the Company and that the Company’s board of directors authorized the redemption of the Company’s CarMax Group stock and the distribution of CarMax, Inc. common stock to effect the separation. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits.

The following exhibit is filed as a part of this report:

99.1	Press Release dated September 10, 2002

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT CITY STORES, INC.

By:	/s/ PHILIP J. DUNN
Philip J. Dunn Senior Vice President, Treasurer, Controller and Chief Accounting Officer

Date: September 10, 2002

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EXHIBIT LIST

Exhibit	Description

99.1	Press Release dated September 10, 2002

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